SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report                      July 12, 2000
(Date of earliest event reported)  (June 8, 2000)

CTC COMMUNICATIONS GROUP, INC.

(Exact name of registrant as specified in its charter)
          Delaware                   0-27505            04-3469590
       (State or other jurisdiction (Commission         (IRS Employer
         of incorporation)          File Number)    Identification No.)

          220 Bear Hill Rd., Waltham, Massachusetts         02451
        (Address of principal executive offices)          (Zip Code)

                               (781) 466-8080
(Registrant's telephone number including area code)

(Former name or former address if changed since last report)

Item 5.

On June 8, 2000, the Registrant issued the following press release:

CTC Communications Selects Telcordia's Call Agent for Local Services on its Broadband Integrated Communications Network
-CTC on Track for 1st Quarter Introduction of Packet Based Class 5 Local
Services-
WALTHAM, Mass-June 8, 2000-- CTC Communications Group Inc. (NASDAQ: CPTL)--a rapidly expanding provider of state-of-the-art integrated communications solutions for medium-to-large enterprises-- announced that the Company has signed a five year, $25 million agreement with Telcordia Technologies to provide core components of Class 5 Local Dial Tone Services on CTC's ATM+IP broadband Integrated Communications Network (ICN). CTC expects to have customers using Class 5 local services on its ICN Network in the first quarter of calendar year 2001.
CTC will utilize the Telcordia Call Agent software for its next generation voice solutions. Call Agent software will provide call processing, real-time data base servers and signaling system seven (SS7) functionality as part of CTC's Cisco Powered ATM+IP ICN Network. "We selected the Telcordia Call Agent software because it is a quality product that meets our ICN architecture needs, is currently in production and, Telcordia has the ability to meet our aggressive 1st Qtr 2001 time frame". said Frederic Kunzi, Chief Technology Officer for CTC. "Telcordia's open architecture allows them to provide next generation Class 5 Switch functionality within our Cisco powered packet based IP+ATM Network, as well as provide ease of interoperability with the traditional Public Switched Telephone Network (PSTN).
"CTC is on track with its Class 5 local services development efforts and will be providing Voice over Packet Class 5 services on the ICN Network, in a beta test mode, as early as the 4th quarter of this year", continued Kunzi. "Our development efforts are progressing on schedule and extremely well. We have successfully completed alpha based IP initial voice testing across the ICN Network and are pleased with the functionality and quality of these calls. We now look forward to moving to the beta stage of IP voice development and testing. Voice over ATM development and testing is proceeding on schedule as well, and we expect to have customers using commercial Class 5 local services in the first quarter of calendar year 2001".
The advancement of this technology represents a breakthrough for voice over a broadband data network. "The Telcordia Call Agent is the first to market for delivering the promise of Next Generation broadband services and CTC is perfectly positioned to replace customers dependence on Class 5 local switch technology," says Steve Chappell, Corporate Vice President of Services and Business Management Systems at Telcordia.
CTC continues to build its customer base, with over 314,000 voice and data access lines in service as of March 31, 2000, as it develops Voice over Packet Class 5 capability. Robert Fabbricatore, Chairman and CEO of CTC said, "I am very pleased that Telcordia will be joining the Cisco-CTC-Accelerated Network team and contributing to our collective progress in the development of these Next Generation voice services. CTC will continue to provide converged long distance voice, data, Internet and Video services on the ICN Network as the development effort for Class 5 continues. When completed, Class 5 Local Voice services will enable CTC customers to converge all their services on a broadband packet based network. This is truly the next generation communications infrastructure and it will result in lower prices, provide faster and better services and provide the engine for the e-business revolution".
About CTC Communications
CTC is a rapidly growing, full-service Integrated Communications Provider
(ICP) delivering converged voice, data, Internet and video solutions to medium and larger business customers in the most robust telecommunications region in the world-the Washington D.C. to Boston corridor. Recently designated by Bloomberg Personal Finance Magazine as one of the top "one hundred fastest growing U.S. technology companies," CTC was serving more than 13,000 customers with 314,000+ access lines as of March 31, 2000. Central to the Company's performance and future growth is its Cisco-powered IP+ATM Integrated Communications Network (ICN) named IntelliNETSM, which is deployed throughout the northeast states.
CTC markets its full portfolio of services through its over 450 member sales and service representatives located in 34 branch offices throughout the New England States, New York, New Jersey and Maryland. The Company, through its dedicated commitment to exceptional customer service, has achieved an industry-leading market share in the northeast and an industry-leading line retention rate in excess of 99 percent. CTC can be found on the worldwide web at www.ctcnet.com
The statements in this press release that relate to future plans, events or performance are forward-looking statements that involve risk and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements including branch sales office and ICN Network expansion and fiber network build-out.. Readers are, accordingly, cautioned not to place undue reliance on these forward-looking statements, including anticipated ICN Network capabilities, which speak only as to the date hereof. Additional information about these risks and uncertainties is set forth in the Company's most recent report on Form 10-Q. CTC undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect results, events or circumstances after the date hereof.
# # #
Contact:

John Dinsmore
Feldman Communications Inc.
410-571-8900 (t)
JDFelCom@aol.com (e)
www.FeldmanCommunications.com

Alan Russell
CTC Communications
781-522-8731 (t)
arussell@ctcnet.com
www.ctcnet.com

* * *
The summary information contained herein is qualified in its entirety by reference to the texts of the relevant documents referred to herein and attached as exhibits hereto.


Item 7c. Exhibits.

Exhibit 10.1	Master Agreement for NGN Software and Professional
Services between CTC Communications Corp. and
Telcordia Technologies, Inc. effective as of May 5,
2000.

Exhibit 10.2*	Professional Services Work Statement Contract No.
CTC001 between CTC Communications Corp. and Telcordia
Technologies, Inc. effective as of May 5, 2000.

Exhibit 10.3*	CTC Licensed Software Lab Pilot Work Statement Number
CTC001 between CTC Communications Corp. and Telcordia
Technologies, Inc. effective as of May 5, 2000.

Exhibit 10.4*	CTC Licensed Software Production Work Statement
Number CTC001 between CTC Communications Corp. and
Telcordia Technologies, Inc. effective as of May 5,
2000.

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CTC COMMUNICATIONS GROUP, INC.

                 By: /s/ John D. Pittenger
                 John D. Pittenger,
                 Executive Vice President, Finance and Administration

Dated: July 12, 2000


                                EXHIBIT INDEX

Exhibit 10.1	Master Agreement for NGN Software and Professional
Services between CTC Communications Corp. and
Telcordia Technologies, Inc. effective as of May 5,
2000.

Exhibit 10.2*	Professional Services Work Statement Contract No.
CTC001 between CTC Communications Corp. and Telcordia
Technologies, Inc. effective as of May 5, 2000.

Exhibit 10.3*	CTC Licensed Software Lab Pilot Work Statement Number
CTC001 between CTC Communications Corp. and Telcordia
Technologies, Inc. effective as of May 5, 2000.

Exhibit 10.4*	CTC Licensed Software Production Work Statement
Number CTC001 between CTC Communications Corp. and
Telcordia Technologies, Inc. effective as of May 5,
2000.

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT